UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2021

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BLUEGREEN VACATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-09292	03-0300793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 Conference Way North, Suite 100, Boca Raton, Florida 33431

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 912-8000

Not Applicable

(Former name or former address, if changed since last report.)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	BXG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On April 5, 2021, Bluegreen Vacations Holding Corporation (“BVH”), which currently beneficially owns approximately 93% of the outstanding shares of common stock of Bluegreen Vacations Corporation (“Bluegreen”), issued a press release announcing that it intends to take Bluegreen private through a statutory short-former merger under Florida law pursuant to which each share of Bluegreen’s common stock outstanding at the effective time of the merger, other than shares beneficially owned by BVH, will be converted into the right to receive 0.51 shares of BVH’s Class A Common Stock. The merger is not subject to any financing condition or shareholder approval. Under Florida law, the holder of more than 80% of the outstanding shares of Bluegreen’s common stock may effect a statutory short-form merger without the approval of, or action by, the Board of Directors or any other shareholders of Bluegreen. Accordingly, the Board of Directors of Bluegreen has not acted to approve or disapprove the merger, and the shareholders of Bluegreen will not be asked to approve or disapprove the merger or be furnished a proxy in connection with voting on the merger. BVH announced that it expects to effect the merger following the effectiveness of BVH’s Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to the shares of BVH’s Class A Common Stock to be issued in the merger and the approval of the listing of those shares on the New York Stock Exchange. However, the merger may be terminated by BVH, in its sole discretion, at any time before it becomes effective, including in the event of pending or threatened litigation relating to the merger. The foregoing description of the contemplated merger has been derived from BVH’s press release, a copy of which is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Bluegreen Vacations Holding Corporation dated April 5, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2021	BLUEGREEN VACATIONS CORPORATION

By:	/s/ Raymond S. Lopez
Raymond S. Lopez
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer